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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         July 12, 1999
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                         Central Garden & Pet Company
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            (Exact name of registrant as specified in its charter)



         Delaware                     0-20242                    68-0275553
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(State or other jurisdiction     (Commission File              (IRS Employer
     of incorporation)                Number)               Identification No.)


3697 Mt. Diablo Boulevard, Lafayette, California                      94549
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code        (925) 283-4573
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                                 Inapplicable
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         (Former name or former address if changed since last report)


Exhibit Index located on page 3
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Item 5.  Other Events

         On July 12, 1999, Central Garden & Pet Company (the "Company") issued a press release announcing changes in distribution services for The Scotts Company.

Item 7.  Financial Statement and Exhibits

         (a)  Not applicable

         (b)  Not applicable

         (c)  See attached Exhibit Index.

                                       2
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                                 EXHIBIT INDEX



Number       Exhibit                                             Page Number
------       -------                                             -----------

99.1         Press Release dated July 12, 1999.                       5

                                       3
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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CENTRAL GARDEN & PET COMPANY



                           By: /s/ Robert B. Jones
                               -----------------------------
                               Robert B. Jones, Vice President, Chief
                               Financial Officer and Secretary

Dated:  July 12, 1999

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